UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 November 5, 2004
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                Date of Report (Date of earliest event reported)


                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-12965                                     13-3163744
   --------------------------             --------------------------------------
    (Commission file number)               (IRS employer identification number)


                        400 MASSASOIT AVENUE, SUITE 200
                      EAST PROVIDENCE, RHODE ISLAND 02914
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                    (Address of principal executive offices)


                                 (401) 434-5522
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written  communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM   1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       On November 5, 2004 and November 9, 2004, Nestor, Inc. (the "Company") completed the sale of $5,600,000 aggregate principal amount and $400,000 aggregate principal amount, respectively, of its 5% Senior Convertible Notes to institutional and accredited investors pursuant to a Note Agreement (the "Note Agreement").

       Under the Note Agreement, the Company issued Senior Convertible Notes (the "Senior Convertible Notes") in the aggregate principal amount of $6,000,000, convertible into Common Stock of the Company at the option of the investors at $5.82 per share. The Senior Convertible Notes accrue interest at 5% per year and all outstanding principal and unpaid interest is due on October 31, 2007. The Company must make quarterly interest-only payments to the holders of the Senior Convertible Notes until the Senior Convertible Notes are either paid in full or are converted into the Company's common stock. At the option of the holders, all amounts due under the Notes may be accelerated upon certain events of default, including failures to pay principal or interest when due, breach of covenants in the Note Agreement that remain uncured after notice, bankruptcy of the Company or certain similar events and defaults under other material credit arrangements. The Company may, at its option, redeem the Senior Convertible
Notes in whole or in part, at a redemption price of 105% before November 1, 2005, 102.5% before November 1, 2006, and 101% thereafter, plus unpaid interest, upon 30 to 60 days prior written notice. The Company is obligated to offer to repurchase the Senior Convertible Notes at the then-current redemption price in the event of a change in control of the Company or upon the occurrence certain financing events.

       In connection with the placement of the Senior Convertible Notes, the Company issued a warrant (the "Warrant") to purchase 60,000 shares of the Common Stock at a per share exercise price of $5.21. The Warrant is exercisable, in whole or in part, until October 31, 2009.

       Pursuant to a registration rights agreement between the Company and the investors, the Company has agreed to file a registration statement with the Securities and Exchange Commission ("SEC") registering the resale of the shares of the Company's common stock underlying the Senior Convertible Notes by the holders thereof. Pursuant to the terms of the Warrant, the Company has agreed to include the resale of the shares of the Company's common stock underlying the Warrant by the holder thereof in future registration statements upon the request of such holder.

       The foregoing summary of the Senior Convertible Notes and related agreements is qualified in its entirety by the terms of the Note Agreement (including the form of Senior Convertible Note), the Registration Rights Agreement and the Warrant, attached as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference. A copy of the Company's press release relating to the items described above is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

       The disclosures in Item 1.01 are incorporated in this Item 2.03 by reference.

ITEM   3.02  UNREGISTERED  SALE  OF  EQUITY  SECURITIES

       The disclosures in Item 1.01 are incorporated in this Item 3.02 by reference.

       Senior Convertible Notes and the Warrant were issued to accredited investors in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 506 of Regulation D promulgated thereunder. The Notes were sold for 100% of their principal amount and the placement agents received a 7% commission.

       The Senior Convertible Notes and the Warrant have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements.

ITEM   9.01  FINANCIAL STATEMENTS AND EXHIBITS.

             (c) Exhibits

                 See Exhibit Index attached to this Current Report on Form 8-K.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Claire M. Iacobucci
                                          --------------------------------------
                                          Claire M. Iacobucci
                                          Treasurer and Chief Financial Officer


Dated:     November 12, 2004

                                  EXHIBIT INDEX
                                  -------------


       Exhibit Number                    Description
       --------------                    -----------

         10.1 Note Agreement between Nestor, Inc. and the Purchasers, dated November 5, 2004.

         10.2               Registration Rights Agreement between Nestor, Inc.
                            and the Purchasers, dated November 5, 2004.

         10.3               Warrant to Purchase Common Stock

         99.1               Press Release